Exhibit EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Variable Insurance Products Fund V (on behalf of the following series: Asset Manager Portfolio; Asset Manager: Growth Portfolio; Freedom 2005 Portfolio; Freedom 2010 Portfolio; Freedom 2015 Portfolio; Freedom 2020 Portfolio; Freedom 2025 Portfolio; Freedom 2030 Portfolio; Freedom Income Portfolio; Freedom Lifetime Income I Portfolio; Freedom Lifetime Income II Portfolio; Freedom Lifetime Income III Portfolio; FundsManager 20% Portfolio; FundsManager 50% Portfolio; FundsManager 60%; FundsManager 70% Portfolio; FundsManager 85% Portfolio; Investment Grade Bond Portfolio; Investor Freedom 2005 Portfolio; Investor Freedom 2010 Portfolio; Investor Freedom 2015 Portfolio; Investor Freedom 2020 Portfolio; Investor Freedom 2025 Portfolio; Investor Freedom 2030 Portfolio; Investor Freedom Income Portfolio and Strategic Income Portfolio (the "Funds")), on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Funds does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds as of, and for, the periods presented in the Report.

Dated: March 11, 2009

/s/John R. Hebble
John R. Hebble
President and Treasurer

Dated: March 11, 2009

/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.